CIT Equipment Trust 2000-1
General Composition
at December 31, 2001


                                                      Weighted                Weighted             Average
                                Current                Average                 Average             Required
 Number                        Required               Original                Remaining             Payoff
   of                           Payoff                  Term                    Term                Amount
Contracts                       Amount                 (Range)                 (Range)             (Range)
---------                       ------                 -------                 -------             -------
 44,582                      $274,051,288                59.1                     31.3               $6,147
                                                  (13 to 196 months)       (0 to 111 months)   ($0 to $4,653,324)


Type of Contract
at December 31, 2001



                                                       % of
                                                       Total                                       % of
                                 Number                Number                Required            Required
                                   of                    of                   Payoff              Payoff
Type of Contract               Contracts             Contracts                Amount              Amount
----------------               ---------             ---------                ------              ------
True Leases                       31,435                70.51%             $159,816,445           58.32%
Finance Leases                    12,966                29.08                89,226,607           32.56
Loans/Conditional Sales              181                 0.41                25,008,236            9.13
                                  ---------------------------------------------------------------------
   Total                          44,582               100.00%             $274,051,288          100.00%
                                  =====================================================================

CIT Equipment Trust 2000-1
Geographical Diversity
at December 31, 2001

                                                         % of
                                                        Total                                           % of
                                      Number             Number                 Required              Required
                                         of               of                     Payoff                Payoff
State                                Contracts        Contracts                  Amount                Amount
-----                                ---------        ---------                  ------                ------
Alabama                                 471              1.06%                $  2,135,906              0.78%
Alaska                                   96              0.22                      290,674              0.11
Arizona                                 599              1.34                    3,834,369              1.40
Arkansas                                225              0.50                    1,515,850              0.55
California                            5,765             12.93                   36,768,439             13.42
Colorado                                959              2.15                    4,566,804              1.67
Connecticut                             693              1.55                    4,131,783              1.51
Delaware                                140              0.31                      572,307              0.21
District of Columbia                    316              0.71                    1,882,455              0.69
Florida                               2,785              6.25                   15,283,125              5.58
Georgia                               1,330              2.98                    6,860,443              2.50
Hawaii                                  192              0.43                      464,396              0.17
Idaho                                   146              0.33                      747,534              0.27
Illinois                              2,006              4.50                   15,609,258              5.70
Indiana                                 636              1.43                    3,669,345              1.34
Iowa                                    393              0.88                    2,188,813              0.80
Kansas                                  254              0.57                    1,422,873              0.52
Kentucky                                342              0.77                    1,865,991              0.68
Louisiana                               351              0.79                    1,172,355              0.43
Maine                                   120              0.27                      201,936              0.07
Maryland                                811              1.82                    4,389,837              1.60
Massachusetts                         1,748              3.92                    9,933,166              3.62
Michigan                              1,567              3.51                   10,609,117              3.87
Minnesota                               661              1.48                    4,369,435              1.59
Mississippi                             218              0.49                      952,694              0.35
Missouri                                477              1.07                    2,613,789              0.95
Montana                                 130              0.29                      392,658              0.14
Nebraska                                183              0.41                    1,000,274              0.36
Nevada                                  253              0.57                    2,401,687              0.88
New Hampshire                           312              0.70                    2,655,723              0.97
New Jersey                            2,793              6.26                   21,704,826              7.92
New Mexico                              221              0.50                    1,130,478              0.41
New York                              4,276              9.59                   25,728,123              9.39
North Carolina                        1,140              2.56                    6,216,123              2.27
North Dakota                             50              0.11                      192,943              0.07
Ohio                                  1,365              3.06                    8,420,437              3.07
Oklahoma                                323              0.72                    1,685,580              0.62
Oregon                                  512              1.15                    2,171,679              0.79
Pennsylvania                          2,018              4.53                   11,741,474              4.28
Puerto Rico                               1              0.00                        1,324              0.00
Rhode Island                            174              0.39                      852,166              0.31
South Carolina                          445              1.00                    2,865,807              1.05
South Dakota                             54              0.12                      163,739              0.06
Tennessee                               761              1.71                    3,690,266              1.35
Texas                                 3,195              7.17                   25,514,656              9.31
Utah                                    295              0.66                    2,975,087              1.09
Vermont                                 126              0.28                      535,290              0.20
Virginia                              1,035              2.32                    5,240,923              1.91
Washington                              895              2.01                    4,805,173              1.75
West Virginia                           136              0.31                      461,226              0.17
Wisconsin                               515              1.16                    3,193,733              1.17
Wyoming                                  73              0.16                      257,199              0.09
                                     ------            -------                ------------            -------
   Total                             44,582            100.00%                $274,051,288            100.00%
                                     ======            =======                ============            =======


CIT Equipment Trust 2000-1
Payment Status
at December 31, 2001


                                                            % of
                                                            Total                                       % of
                                          Number            Number               Required             Required
                                            of                of                  Payoff               Payoff
Days Delinquent                          Contracts         Contracts              Amount               Amount
---------------                          ---------         ---------              ------               ------
Current, including 1 to 30 day
   delinquent contracts                   40,497             90.84%            $249,989,285            91.22%
31-60 days delinquent                      2,172              4.87               11,978,770             4.37
61-90 days delinquent                        822              1.84                4,880,452             1.78
91-120 days delinquent                       485              1.09                2,630,158             0.96
Over 120 days delinquent                     606              1.36                4,572,623             1.67
                                          ------            -------            ------------           -------
   Total                                  44,582            100.00%            $274,051,288           100.00%
                                          ======            =======            ============           =======


Equipment Type
at December 31, 2001

                                                            % of
                                                            Total                                       % of
                                         Number             Number               Required             Required
                                           of                 of                  Payoff               Payoff
Type of Equipment                       Contracts          Contracts              Amount               Amount
-----------------                       ---------          ---------              ------               ------
Telecommunications                        10,495             23.54%            $102,598,395            37.44%
Computer                                  30,208             67.76               95,402,850            34.81
Medical                                      162              0.36               30,507,541            11.13
Construction                                 556              1.25                9,960,830             3.63
Office Equipment                             992              2.23                9,669,262             3.53
Other(1)                                   1,494              3.35                7,286,909             2.66
Manufacturing                                188              0.42                5,713,300             2.08
Computer Software                            107              0.24                5,274,226             1.92
Printing                                     175              0.39                3,232,196             1.18
Transportation                               135              0.30                2,661,466             0.97
Commercial Retail Fixtures                    30              0.07                  915,625             0.33
Resources                                      7              0.02                  495,901             0.18
Automotive Diagnostic Equipment               32              0.07                  304,722             0.11
Industrial                                     1              0.00                   28,065             0.01
                                          ------            -------            ------------           -------
   Total                                  44,582            100.00%            $274,051,288           100.00%
                                          ======            =======            ============           =======


(1) Includes $153,304 as the largest and $4,877 as the average Required Payoff Amount

CIT Equipment Trust 2000-1
Required Payoff Amount
at December 31, 2001

                                                                 % of
                                                                Total                                    % of
                                             Number             Number            Required             Required
                                               of                 of               Payoff               Payoff
Required Payoff Amount                      Contracts          Contracts           Amount               Amount
----------------------                      ---------          ---------           ------               ------
0 - 5,000.00                                  35,661              79.99%        $ 60,037,509             21.91%
5,000.01 - 10,000.00                           4,431               9.94           30,685,697             11.20
10,000.01 - 15,000.00                          1,556               3.49           19,084,002              6.96
15,000.01 - 25,000.00                          1,276               2.86           24,292,997              8.86
25,000.01 - 50,000.00                            931               2.09           31,834,677             11.62
50,000.01 - 100,000.00                           438               0.98           29,798,868             10.87
100,000.01 - 150,000.00                           95               0.21           11,788,597              4.30
150,000.01 - 250,000.00                          103               0.23           19,193,286              7.00
250,000.01 - 500,000.00                           66               0.15           22,250,966              8.12
500,000.01 - 1,000,000.00                         19               0.04           12,486,902              4.56
1,000,000.00- 2,000,000.00                         1               0.00            4,774,613              1.74
2,000,000.00- 3,000,000.00                         -                  -                    -                 -
3,000,000.00- 4,000,000.00                         1               0.00            3,169,849              1.16
4,000,000.00- 5,000,000.00                         1               0.00            4,653,324              1.70
                                              ------             -------        ------------            -------
   Total                                      44,582             100.00%        $274,051,288            100.00%
                                              ======             =======        ============            =======

Remaining Term
at December 31, 2001

                                                                 % of
                                                                Total                                    % of
                                              Number            Number            Required             Required
                                                of                of               Payoff               Payoff
Remaining Terms of Contracts                Contracts          Contracts           Amount               Amount
----------------------------                ---------          ---------           ------               ------
         (months)
  0- 12                                       13,553              30.40%        $ 41,308,333             15.07%
 13- 24                                       22,123              49.62           84,669,375             30.90
 25- 36                                        5,568              12.49           69,060,048             25.20
 37- 48                                        3,220               7.22           47,793,929             17.44
 49- 60                                           43               0.10            3,291,796              1.20
 61- 72                                           26               0.06            5,111,845              1.87
 73- 84                                            2               0.00              537,603              0.20
 85- 96                                           11               0.02            4,942,855              1.80
 97-108                                           35               0.08           16,604,694              6.06
109-120                                            1               0.00              730,810              0.27
                                              ------             -------        ------------            -------
   Total                                      44,582             100.00%        $274,051,288            100.00%
                                              ======             =======        ============            =======


CIT Equipment Trust 2000-1
Types of Obligor
at December 31, 2001

                                                                 % of
                                                                Total                                     % of
                                            Number              Number                 Required         Required
                                              of                  of                    Payoff           Payoff
Type of Obligor                            Contracts           Contracts                Amount           Amount
---------------                            ---------           ---------                ------           ------
Service Organizations(1)                    14,680                32.93%             $ 81,239,680        29.64%
Manufacturing                                3,917                 8.79                42,971,533        15.68
Professional(2)                              2,890                 6.48                38,904,014        14.20
Retail & Wholesale                           6,355                14.25                35,542,737        12.97
Other(3)                                     8,867                19.89                22,289,933         8.13
Financial Services                           3,008                 6.75                19,484,243         7.11
Transportation                               1,566                 3.51                15,090,078         5.51
Medical                                        502                 1.13                 7,895,521         2.88
Construction                                 1,823                 4.09                 6,130,261         2.24
Resources                                      539                 1.21                 1,518,783         0.55
Print Center                                   304                 0.68                 1,140,953         0.42
Government                                     102                 0.23                   976,579         0.36
Machine Tools                                   29                 0.07                   866,973         0.32
                                            ------               -------             ------------       -------
   Total                                    44,582               100.00%             $274,051,288       100.00%
                                            ======               =======             ============       =======


(1) Primarily Business Services (26%); Engineering, Accounting and Research (19%); Membership Organizations (12%); and Other Service Organizations (20%)
(2)  Primarily Healthcare Professionals (81%) and Legal Professionals (13%)
(3) Includes $350,176 as the largest Required Payoff Amount belonging to single obligor



As shown in the table above, the servicer's records list 8.13% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 6.23% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 1.90% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration


                                                                                                            % of
                                             Number                                    Required           Required
Obligors (including contracts                  of                                       Payoff             Payoff
   securing vendor loans)                   Contracts                                   Amount             Amount
   ----------------------                   ---------                                   ------             ------
Top 5                                          337                                    $15,515,900           5.66%


The industries in which the top 5 obligors conduct business are Manufacturing, Retail and Wholesale, Medical, and Financial Services.